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Supplement Dated September 12, 2006 to the Prospectuses dated March 1, 2006
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EMERGING MARKETS FUND - AMR, INSTITUTIONAL, AND PLANAHEAD CLASS PROSPECTUSES
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The American Beacon Funds' Board of Trustees (the "Board")recently approved an agreement whereby Morgan Stanley Investment Management Inc., a sub-advisor to the Emerging Markets Fund, may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company, an affiliated investment adviser located in Singapore. The following related changes are hereby made to the Prospectuses.

  The description of Morgan Stanley Investment Management Inc. in the section titled "The Sub-Advisors" is hereby replaced in its entirety with the following:

     MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. As of June 30, 2006, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $437.8 billion, including approximately $323.6 million of assets of AMR
     Corporation and its subsidiaries and affiliated entities.   MSIM Inc.
     serves as a sub-advisor to the Emerging Markets Fund. MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company ("MSIM Company"), an affiliated investment adviser located at 23 Church Street, #16-01 Capital Square, Singapore, Singapore 049481.

     MSIM Inc.'s Emerging Markets Equity team manages a portion of the Emerging Markets Fund. The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, a Managing Director of MSIM Inc., James Cheng, a Managing Director of MSIM Company, and Paul Psaila, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita, each an Executive Director of MSIM Inc.

     Mr. Sharma has been associated with MSIM Inc. in an investment management capacity since 1996 and has managed MSIM Inc.'s portion of the Fund since its inception in 2000. Mr. Cheng has been associated with MSIM Company in an investment management capacity and has been a member of the team managing MSIM Inc.'s portion of the Fund since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Psaila has been associated with MSIM Inc. in an investment management capacity since 1994 and has been a member of the team managing MSIM Inc.'s portion of the Fund since its inception in 2000. Mr. Carlson has been associated with MSIM Inc. in an investment management capacity since September 1997 and has been a member of the team managing MSIM Inc.'s portion of the Fund since August 2006. Mr. Piper has been associated with MSIM Inc. in an investment management capacity since December 2002 and has been a member of the team managing MSIM Inc.'s portion of the Fund since August 2006. Prior to joining MSIM Inc., Mr. Piper was a portfolio manager at Deltec Asset Management. Ms. Piedrahita has been associated with MSIM Inc. in an investment management capacity since January 2002 and has been a member of the team managing MSIM Inc.'s portion of the Fund since August 2006. Prior to joining MSIM Inc., Ms. Piedrahita was an equity analyst at Fidelity Investments.

     Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

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HIGH YIELD BOND FUND - AMR, INSTITUTIONAL, AND PLANAHEAD CLASS PROSPECTUSES
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The Board recently appointed Franklin Advisors, Inc. as a sub-advisor to the
High Yield Bond Fund. American Beacon Advisors, Inc. (the "Manager") intends to begin allocating assets of the High Yield Bond Fund to Franklin Advisers, Inc. on or about September 18, 2006, upon which date the following changes to the Prospectuses shall be effective.

  The first through fifth paragraphs in the section titled "High Yield Bond Fund - Principal Strategies" are replaced with the following:

     This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services and/or Ba or lower by Moody's Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisors. These types of securities are commonly referred to as "junk bonds." The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time.

     The Manager currently allocates the Fund's assets between two investment sub-advisors:

         Franklin Advisers, Inc. ("Franklin")
         Post Advisory Group, LLC ("Post")

     Because the Manager recently selected Franklin as a sub-advisor to the Fund, Franklin manages a smaller portion of the Fund's assets than Post. The Manager intends to gradually increase the portion of Fund assets managed by Franklin.

     The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly "blue chip" companies that have encountered some financial difficulties.

     In selecting investments, both Franklin and Post utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection.

     To a lesser extent, the Fund may invest in other securities, including foreign securities, common and preferred stocks, convertible securities, warrants, rights, and options, in keeping with the Fund's overall investment objective.

  The following paragraphs are inserted after the description of Dreman Value Management, LLC in the section titled "The Sub-Advisors:"

     FRANKLIN ADVISERS, INC. ("Franklin"), One Franklin Parkway, San Mateo, California 94403, is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Fiduciary Trust, Mutual Series, and Darby Investments subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and $490.1 billion in assets under management as of June 30, 2006. Of this amount, approximately $1.4 billion were assets of AMR Corporation and its subsidiaries and affiliated entities. Franklin serves as a sub-advisor to the High Yield Bond Fund.

     Eric Takaha, Senior Vice President and Director of Corporate Credit and High Yield for the Franklin Templeton Fixed Income Group, is the lead portfolio manager of the team that has primary responsibility for managing Franklin's portion of the Fund. Mr. Takaha joined Franklin's High Yield team in 1989 and has managed Franklin's portion of the Fund since September 2006.

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     Chris Molumphy and Glenn Voyles share
     responsibility for investment decision-making with Mr. Takaha. Mr. Molumphy, Executive Vice President and Chief Investment Officer for the Franklin

     Templeton Fixed Income Group, joined Franklin in 1988 and has managed Franklin's portion of the Fund since September 2006. Mr. Voyles, Vice President for the Franklin Templeton Fixed Income Group, joined Franklin in 1993 and has managed Franklin's portion of the Fund since September 2006.

LARGE CAP GROWTH FUND - AMR AND INSTITUTIONAL CLASS PROSPECTUSES
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The Board recently appointed The Renaissance Group LLC to replace J.P. Morgan
Investment Management Inc. as a sub-advisor to the Large Cap Growth Fund. The Renaissance Group is expected to begin managing Fund assets on or about September 29, 2006, upon which date the following changes to the Prospectuses shall be effective.

  The second paragraph in the section titled "Large Cap Growth Fund - Principal Strategies" is replaced with the following:

     The Manager currently allocates the Fund's assets, generally on an equal basis, between two investment sub-advisors:

         Goldman Sachs Asset Management, L.P. ("GSAM")
         The Renaissance Group LLC ("Renaissance")

  The fourth paragraph in the section titled "Large Cap Growth Fund - Principal Strategies" is replaced with the following:

     Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

  The description of J.P. Morgan Investment Management Inc. in the section titled "The Sub-Advisors" is removed.

  The following paragraphs are inserted after the description of Pzena Investment Management, LLC in the section titled "The Sub-Advisors:"

     THE RENAISSANCE GROUP LLC ("Renaissance"), The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of June 30, 2006, Renaissance had $4.5 billion in assets under management. Renaissance serves as a sub-advisor to the Large Cap Growth Fund.

     Michael E. Schroer, Renaissance's Chief Investment Officer and Managing Partner, serves as portfolio manager for Renaissance's portion of the Large Cap Growth Fund. Mr. Schroer joined Renaissance in 1984 and has managed Renaissance's portion of the Fund since September 2006.

ALL FUNDS - AMR, INSTITUTIONAL, PLANAHEAD, AND SERVICE CLASS PROSPECTUSES
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Effective September 1, 2006, the following two paragraphs replaced the similar paragraphs under the section titled "The Manager."

     William F. Quinn and Douglas G. Herring are the leaders of the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond, Money Market, U.S. Government Money Market, and Municipal Money Market Funds. Mr. Quinn and Mr. Herring are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Mr. Quinn, in conjunction with the team members listed below, oversees the sub-advisors, reviews each sub-

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     advisor's performance and allocates the Funds' assets among the sub-
     advisors and the Manager, as applicable.

           FUNDS UNDER MANAGEMENT                   TEAM MEMBERS
           --------------------------------         -----------------
           Balanced, Large Cap Value,               Adriana R. Posada
           Mid-Cap Value, Small Cap Value,
           Small Cap Value Opportunity,
           and Intermediate Bond

           Large Cap Growth, S&P 500 Index,         Cynthia Thatcher
           Small Cap Index, International
           Equity Index, and Enhanced Income

           International Equity, Emerging           Kirk L. Brown
           Markets, High Yield Bond, and
           Treasury Inflation Protected
           Securities

     Mr. Quinn is Chairman and CEO of the Manager and has served on the portfolio management team since the inception of the Funds in 1987. Mr. Herring is President of the Manager and has served on the portfolio management team since September 2006. Prior to joining the Manager, he was Vice President and Controller of American Airlines, Inc. from August 1998 to March 2006. Ms. Posada became Manager of Trust Investments and a member of the team in October 1998. Ms. Thatcher is Manager of Trust Investments and became a member of the team upon joining the Manager in December 1999. Mr. Brown is Manager of International and Private Investments, and he has served on the portfolio management team since February 1994. The Funds' Statement of Additional Information ("SAI") provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.